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                                                                    Exhibit 10.8



- EXECUTION COPY -

                           OPTION AMENDMENT AGREEMENT

              This Option Amendment Agreement (the "AGREEMENT") is made and entered into on the 9th day of August, 2000, by and among:

        (i)   GIVEN IMAGING LTD.
              A private company, incorporated under the laws of the State of Israel, with its principal office at Building 7, New Industrial Park, P.O.Box 258, Yokneam 20692, ISRAEL (hereinafter, the "COMPANY");

        (ii)  DISCOUNT INVESTMENT CORPORATION LTD.
              A public company, incorporated under the laws of the State of Israel, with its principal office at 14 Beit Hashoeva Lane, P.O.Box 1688, Tel-Aviv 61016, ISRAEL (hereinafter, "DIC");

        (iii) PEC ISRAEL ECONOMIC CORPORATION
              A wholly owned subsidiary of DIC (hereinafter, "PEC");

        (iv)  ELRON ELECTRONIC INDUSTRIES LTD.
              A public company, incorporated under the laws of the State of Israel, with its principal office at Advanced Technology Center, P.O. Box 1573, Haifa, 31015 ISRAEL (hereinafter, "ELRON");

        (v)   THERMOTREX CORPORATION,
              A Delaware corporation, with its principal office at 81 Wyman Street, Waltham, MA, U.S.A., ("TTC"); and

        (vi) TRIMARAN INVESTMENT TRUST, a Liechtenstein corporation, with its principal office at 20 Zichron Ya'akiv Street, Tel-Aviv 62999 ISRAEL (hereinafter, "TRIMARAN");

        Each of DIC, PEC, Elron, TTC and Trimaran will be referred to as a "SHAREHOLDER", and collectively, the "SHAREHOLDERS"; and each of the Shareholders and the Company will be referred to as a "PARTY", and collectively, the "PARTIES".



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                               W I T N E S S E T H

              WHEREAS, the Company has entered into the following agreements:
(i) a Share Purchase and Option Agreement, dated April 15, 1998 with TTC (the "TTC AGREEMENT"), (ii) a Share Purchase and Option Agreement, dated May 4, 1998 with DIC, PEC and Elron (collectively, the "DEP SHAREHOLDERS") (the "DEP AGREEMENT"), and (iii) an agreement letter, dated March 16, 1999 with Trimaran (the "TRIMARAN AGREEMENT");

              WHEREAS, the Company granted TTC under Section 2.01(b) of the TTC Agreement an option to purchase a number of Ordinary Shares of the Company, par value NIS 0.01 per share ("ORDINARY SHARES"), in a number equivalent to five percent (5%) of the total number of issued and outstanding Ordinary Shares of the Company, immediately after the issue of such additional Ordinary Shares (hereinafter, the "TTC OPTION");

              WHEREAS, the Company granted the DEP Shareholders under Section 1 of the DEP Agreement an option under the same terms as the TTC Option, allocated in equal shares among them (the "DEP OPTIONS");

              WHEREAS, the Company granted Trimaran under Section 2.3 of the Trimaran Agreement an option to purchase a number of Ordinary Shares in a number equivalent to one and one tenth of a percent (1.1%) of the total number of issued and outstanding Ordinary Shares of the Company, immediately after the issue of such additional Ordinary Shares (the "TRIMARAN OPTION", and together with the TTC Option and the DEP Options, the "OPTIONS"); and

              WHEREAS, in order to facilitate an investment in the Company through a private placement lead by OrbiMed Advisors LLC, under the principle terms set forth in a draft Term Sheet, a copy of which has been provided to the Shareholders (the "Term Sheet"), the Company and the Shareholders wish to amend the terms of the Options in a manner that each Option shall be exercisable into a fixed number of Ordinary Shares;

              NOW, THEREFORE, the parties hereto agree as follows:

              1.     AMENDMENT OF OPTIONS.

                   1.1 THE TTC OPTION. The terms of the TTC Option are hereby amended as follows: The TTC Option shall be exercisable into 1,250,001 Ordinary Shares (instead of the "Second Option Shares" as defined in the TTC Agreement), at an exercise price of US$ 1.80 per share, or US$ 2,250,000 in the aggregate. All other terms and provisions of such Options shall not be affected by virtue of the foregoing amendment.



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                   1.2 THE DEP OPTIONS. The terms of the DEP Options are hereby amended as follows: The option granted to EACH DEP Shareholder shall be exercisable by such DEP Shareholder into 416,667 Ordinary Shares, at an exercise price of US$ 1.80 per share, or US$ 750,000 in the aggregate (and collectively for all DEP Shareholders, into 1,250,001 Ordinary Shares, for an aggregate purchase price of $2,250,000). All other terms and provisions of the DEP Options shall not be affected by virtue of the foregoing amendment.

                   1.3 THE TRIMARAN OPTION. The terms of the Trimaran Option are hereby amended as follows: The Trimaran Option shall be exercisable into 275,000 Ordinary Shares (instead of the "Option Shares" as defined in the Trimaran Agreement), at an exercise price of US$ 1.80 per share, or US$ 495,000 in the aggregate. All other terms and provisions of the Trimaran Option shall not be affected by virtue of the foregoing amendment.

                   1.4 ADJUSTMENTS TO EXERCISE PRICE. In the event that during the term of the Options the Company shall issue any securities, or options, warrants or other rights exercisable to, convertible into or otherwise to acquire securities of the Company (other than incentive options to employees, directors and consultants granted under a Board-approved plan), at a price per share which is less than US$ 1.80, then the exercise price per share of the Options shall adjust downward to the new price (and the number of Ordinary Shares will adjust upward accordingly, so as to maintain the same aggregate purchase price).

              2. REGISTRATION RIGHTS. As contemplated by the Term Sheet, existing shareholders of the Company shall be granted a total of 3 demand, unlimited S-3 and piggyback registration rights, on similar terms as the holders of Preferred Shares, subject to certain priority to the Preferred Shareholders, as provided in the Term Sheet. The Company hereby agrees with each Shareholder, to make such Shareholder party to the definitive agreement which shall incorporate such registration rights, to the effect that the Shareholders, together with other existing shareholders, will be entitled to benefit from such rights.

              3. EFFECTIVENESS. This Agreement shall become binding upon the Parties only when it has been executed by all Parties. Sections 1 and 2 hereof shall be conditioned upon the closing of the private placement contemplated by the Term Sheet.

              4. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all such counterparts together shall be deemed one and the same instrument.

              5. AMENDMENTS AND WAIVERS. This Agreement may not be amended except by an instrument in writing signed by all Parties. Any waiver by a Party of any of its rights hereunder shall be valid only if set forth in an instrument in writing signed by or on behalf of such Party, and no such waiver shall constitute a waiver of any other rights hereunder.



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             IN WITNESS WHEREOF, the parties have caused this Option Amendment
Agreement to be duly executed and delivered upon the date first above written.


GIVEN IMAGING LTD.                              ELRON ELECTRONIC INDUSTRIES LTD.


By: /s/ Gavriel Meron      Reuben Baron         By: /s/ [ILLEGIBLE]
   ------------------------------------            ----------------------------
   Name:  Gavriel Meron    Reuben Baron            Name:
   Title: President & CEO  Director                Title:


DISCOUNT INVESTMENT                             THERMOTREX CORPORATION
CORPORATION LTD.

By: /s/ [ILLEGIBLE]                             By: /s/ James H. DaCosta
   ----------------------------                    -----------------------------
   Name:                                           Name:  James H. DaCosta
   Title:                                          Title: V.P. Bus. Development


PEC ISRAEL ECONOMIC CORPORATION                 TRIMARAN INVESTMENT TRUST


By: /s/ [ILLEGIBLE]                             By: /s/ Michael Agur
   ----------------------------                    -----------------------------
   Name:                                           Name:  Michael Agur
   Title:                                          Title: Managing Director


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